UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Advanced Series Trust
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ADVANCED SERIES TRUST
AST American Century Strategic Allocation Portfolio

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW!

May     , 2008

Dear Shareholder:

I am inviting you to vote on two proposals relating to the management and operation of one of the funds used under your variable annuity contract or variable life insurance policy. A special shareholder meeting for the AST American Century Strategic Allocation Portfolio (the Strategic Allocation Portfolio) of Advanced Series Trust (the Trust) is scheduled for June 23, 2008. This package contains information about the proposals and includes materials you will need to vote.

The Board of Trustees of the Trust (the Board) has reviewed the proposals and has recommended that you approve each of them. Although the Board has determined that the proposals are in the best interests of the Strategic Allocation Portfolio and its shareholders, the final decision is yours.  The accompanying proxy statement includes a detailed description of each proposal.  If a proposal is not approved by shareholders, the Board of Trustees may consider other alternatives.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls. Please read the enclosed materials carefully and cast your vote.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your voting instruction card before mailing it in the enclosed postage-paid envelope. Votes must be received by 11:59 p.m. Eastern Time on the day prior to the meeting to be counted.

•  By Telephone. Call [Phone Number] toll-free. Enter your [             ]-digit control number from your voting instruction card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern Time on the day prior to the meeting to be counted.

•  Attend the meeting in person.

If you have any questions before you vote, please call Broadridge, at [Broadridge Phone Number] toll-free. They will be happy to help you understand the proposals and assist you in voting. Thank you for your participation.

/s/ David R. Odenath, Jr.

David R. Odenath, Jr.
President
Advanced Series Trust

ADVANCED SERIES TRUST

AST American Century Strategic Allocation Portfolio

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

June 23, 2008

To the Shareholders of the AST American Century Strategic Allocation Portfolio of Advanced Series Trust:

Notice is hereby given that a special meeting of the shareholders of the AST American Century Strategic Allocation Portfolio (the Strategic Allocation Portfolio) of Advanced Series Trust (the Trust) will be held at the offices of Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077 on June 23, 2008 at 10:00 a.m. or at such adjourned time as may be necessary to vote (the Meeting). The purpose of the Meeting is to consider and act upon the proposals listed below and to transact such other business as may properly come before the Meeting:

1.  To approve an increase in the investment management fee rate paid to PI and AST Investment Services, Inc. (AST, and together with PI, the Co-Managers) by the Strategic Allocation Portfolio in connection with the implementation of a new investment strategy for the Portfolio.

2.  To approve a revision to the Strategic Allocation Portfolio’s fundamental investment restriction relating to borrowing in order to permit the Portfolio to borrow money to the extent permitted by the Investment Company Act of 1940, including for investment purposes.

These proposals correspond to the planned termination of the two existing subadvisers for the Strategic Allocation Portfolio, the planned retention of two new subadvisers for the Strategic Allocation Portfolio, and the planned implementation of a new investment strategy for the Strategic Allocation Portfolio as described in greater detail in the Proxy Statement attached to this Notice. The Board of Trustees of the Trust (the Board) has fixed the close of business on April 21, 2008 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only beneficial owners of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each share of the Strategic Allocation Portfolio is entitled to one vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting in person, you are requested to complete, date and sign the enclosed voting instruction card and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone as described in the Proxy Statement. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT. YOU MAY REVOKE YOUR INSTRUCTION AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETING IN PERSON, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN VOTE IN PERSON.

By order of the Board of Trustees of Advanced Series Trust

/s/ Jonathan D. Shain

Jonathan D. Shain
Assistant Secretary
Advanced Series Trust

May     , 2008

ADVANCED SERIES TRUST

AST American Century Strategic Allocation Portfolio

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

PROXY STATEMENT

Special Meeting of Shareholders

To Be Held on June 23, 2008

This Proxy Statement is furnished in connection with a special meeting of shareholders of the AST American Century Strategic Allocation Portfolio (the Strategic Allocation Portfolio), a series of Advanced Series Trust (the Trust), and any adjournment thereof (the Meeting). The Board of Trustees of the Trust (the Board) has called the Meeting for shareholders to approve:

1. an increase in the investment management fee rate paid to Prudential Investments LLC (PI) and AST Investment Services, Inc. (AST, and together with PI, the Co-Managers) by the Strategic Allocation Portfolio in connection with the implementation of a new investment strategy for the Portfolio.

2. a revision to the Strategic Allocation Portfolio’s fundamental investment restriction relating to borrowing in order to permit the Portfolio to borrow money to the extent permitted by the Investment Company Act of 1940 (the 1940 Act), including for investment purposes.

These proposals correspond to the planned termination of the two existing subadvisers for the Strategic Allocation Portfolio, the planned retention of two new subadvisers for the Strategic Allocation Portfolio, and the planned implementation of a new investment strategy for the Strategic Allocation Portfolio as described in greater detail in this Proxy Statement.  The new subadvisers will be retained and the new investment strategy will be implemented only if shareholders approve Proposal No. 1.

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077 on June 23, 2008 at 10:00 a.m. Eastern Time. The Board is soliciting these voting instructions on behalf of the Strategic Allocation Portfolio. This Proxy Statement will first be sent to shareholders of the Strategic Allocation Portfolio on or about May     , 2008.  The close of business on April 21, 2008 (the Record Date) has been fixed as the record date for the determination of shareholders of the Strategic Allocation Portfolio entitled to notice of, and to vote at, the Meeting.  As of the Record Date, there were                              outstanding shares of the Strategic Allocation Portfolio.

Copies of the Trust’s most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders of the Trust may obtain without charge additional copies of the Trust’s annual and semi-annual reports by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by calling (800) 752-6342.

INTRODUCTION

Portfolio Background and Management

The Trust is an open-end, management investment company registered under the 1940 Act. The Trust is organized as a Massachusetts business trust.  AST, One Corporate Drive, Shelton, Connecticut 06484-0883, and PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serve as the Co-Managers of the Strategic Allocation Portfolio. As of December 31, 2007, PI served as the manager or co-manager to open-end investment companies and as manager or administrator to closed-end investment companies with aggregate assets of approximately $121.1 billion. The Trust’s transfer agent is PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809.

The various portfolios of the Trust serve as investment vehicles for insurance companies (collectively, the Participating Insurance Companies) writing variable annuity contracts and variable life insurance policies (collectively, the Contracts). As of the date of this Proxy Statement, Prudential Annuities Life Assurance Corporation (PALAC), Pruco Life Insurance Company (Pruco), and Pruco Life Insurance Company of New Jersey (Pruco NJ) are the only Participating Insurance Companies.  PALAC, Pruco, and Pruco NJ are affiliates of each of the Co-Managers. Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the Strategic Allocation Portfolio through the Contracts and should consider themselves shareholders of the Strategic Allocation Portfolio for purposes of this Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct the Participating Insurance Company, as record owner of the Strategic Allocation Portfolio shares held in its separate accounts, how it should vote at the Meeting.

The Portfolio was first offered as of January 2, 1997.  Between January 2, 1997 and May 1, 2007, the Portfolio was known as the AST American Century Strategic Balanced Portfolio. Investment advisory services are currently provided to the Strategic Allocation Portfolio by the Co-Managers through the subadvisers set out in the following table:

Subadviser	Address
American Century Investment Management, Inc. (American Century)	4500 Main Street Kansas City, Missouri 64111

American Century Global Investment Management, Inc. (American Century Global)	666 3rd Avenue 23rd Floor New York, New York 10017

The current investment objective of the Strategic Allocation Portfolio is to seek long-term capital growth with some regular income.  The Strategic Allocation Portfolio is an asset allocation fund that seeks diversification through investments in equity and fixed-income securities and cash equivalents.  The following table indicates the current neutral mix for the Strategic Allocation Portfolio, that is, how the Portfolio’s investments generally will be allocated among the major asset classes over the long term.

Equity Securities	Fixed-Income or Debt Securities (Bonds)	Cash Equivalents (Money Markets)
63%	31%	6%

The following table shows the operating range within which the Strategic Allocation Portfolio’s asset mix generally may vary over short-term periods. These variations may be due to differences in asset class performance or prevailing market conditions.

Equity Securities	Fixed-Income or Debt Securities (Bonds)	Cash Equivalents (Money Markets)
53-73%	21–41%	0-15%

Reasons for the Meeting

At a special Board meeting held on April 21, 2008 (the April Board Meeting), the Board considered a presentation by the Co-Managers concerning changes to the Strategic Allocation Portfolio’s investment management fee rate, subadvisory arrangements, investment strategy, investment objective, fundamental and non-fundamental investment policies, performance benchmarks, and name (such changes are collectively referred to herein from time to time as the Portfolio Repositioning).  At the conclusion of the April Board Meeting, the Board approved all aspects of the Portfolio Repositioning, the calling of the Meeting, and the submission of several related proposals to shareholders. Each proposal to be presented to shareholders is briefly outlined below:

•  The first proposal is to approve an increase in the investment management fee rate paid to the Co-Managers by the Portfolio.  If shareholders approve this Proposal, the Portfolio’s existing management agreement with the Co-Managers will be amended to increase the investment management fee paid to the Co-Managers.

•  The second proposal is to approve a revision to the Portfolio’s fundamental investment restriction relating to borrowing in order to permit the Portfolio to borrow money to the extent permitted by the 1940 Act, including for investment purposes.

As further explained below, the Co-Managers and the Board are proposing the investment management fee rate increase and the fundamental investment restriction change in order to enable the Co-Managers to: (i) terminate American Century and American Century Global as subadvisers for the Strategic Allocation Portfolio; (ii) retain Schroder Investment Management North America Inc. (Schroders) and Schroder Investment Management North America Ltd. (SIMNA Ltd. and, together with Schroders, the New Subadvisers) as subadvisers for the Portfolio; and (iii) have Schroders and SIMNA Ltd. implement a new investment strategy that seeks exposure to both traditional and alternative investments.  Specifically, if the increased investment management fee rate is approved by the shareholders of the Strategic Allocation Portfolio, the revised fee schedule will become effective upon the addition of Schroders and SIMNA Ltd. as subadvisers to the Portfolio.  Such addition is expected to occur at some point during the third calendar quarter of 2008.  In turn, once Schroders and SIMNA Ltd. become subadvisers to the Portfolio, it is expected that: (i) Schroders and SIMNA Ltd. will implement their new investment strategy; (ii) the name of the Portfolio will be changed from the AST American Century Strategic Allocation Portfolio to the AST Schroders Multi-Asset World Strategies Portfolio (the World Strategies Portfolio); and (iii) certain changes to the Portfolio’s investment objective, non-fundamental investment policies, and performance benchmarks will become effective as described below. See “Reasons for Proposed Amendment to Management Agreement Fee Schedule” and “Description of Portfolio Repositioning” below under Proposal No. 1.

Required Vote

Approval of each Proposal requires approval by a majority of the outstanding voting securities of the Strategic Allocation Portfolio, as defined in the 1940 Act. For purposes of the 1940 Act, a majority of the Strategic Allocation Portfolio’s outstanding voting securities is the lesser of (i) 67% of the Portfolio’s outstanding voting securities represented at a meeting at which more than 50% of the Portfolio’s outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Portfolio’s outstanding voting securities.

PROPOSAL NO. 1

TO APPROVE AN INCREASE IN THE INVESTMENT MANAGEMENT FEE RATE PAID TO

PRUDENTIAL INVESTMENTS LLC AND AST INVESTMENT SERVICES, INC.

BY THE AST AMERICAN CENTURY STRATEGIC ALLOCATION PORTFOLIO

The Board, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust under the 1940 Act (collectively, the Independent Trustees), has approved, and recommends that the shareholders of the Strategic Allocation Portfolio approve, a revised fee schedule to the management agreement, dated as of May 1, 2003 (the Management Agreement), by and between the Trust, on behalf of the Strategic Allocation Portfolio, and the Co-Managers.  The revised fee schedule was approved by the Board at the April Board Meeting.  In addition to shareholder approval, implementation of the investment management fee rate increase is also subject to “in person” Board approval at the June 2008 Board meeting as required by Section 15(c) of the 1940 Act.  If implemented, the revised fee schedule will result in an increase in the investment management fee rate paid to the Co-Managers by the Strategic Allocation Portfolio. A copy of the Management Agreement and the revised fee schedule is attached as Exhibit A hereto.

Current Management Agreement

As set forth above, PI and AST currently serve as the Co-Managers for the Strategic Allocation Portfolio.  Pursuant to the Management Agreement, PI and AST provide investment advisory and related management and administrative services to the Strategic Allocation Portfolio.  Under the current Management Agreement, the Strategic Allocation Portfolio’s annualized contractual investment management fee is 0.85% of its average daily net assets.

The Management Agreement was most recently approved by the shareholders of the Strategic Allocation Portfolio at a special shareholders’ meeting held on                          ,         .  The Management Agreement was most recently renewed by the Board, including all of the Independent Trustees, at Board meetings held on June 19-21, 2007.  During the fiscal year ended December 31, 2007, the Strategic Allocation Portfolio paid $1,602,400 in investment management fees to the Co-Managers pursuant to the Management Agreement.  The Co-Managers, in turn, caused $722,837 to be paid to American Century and American Century Global for providing day-to-day investment management services for the Strategic Allocation Portfolio.

Proposed Amendment to Management Agreement Fee Schedule

If the shareholders of the Strategic Allocation Portfolio approve this proposal, the fee schedule for the Management Agreement will be revised to provide that the Strategic Allocation Portfolio will pay the Co-Managers an investment management fee at the annual rate of 1.10% of the Portfolio’s average daily net assets.  As under the current arrangement, the investment management fee will be computed daily, and will be paid to the Co-Managers on a monthly basis. With the exception of the investment management fee rate, all other terms of the Management Agreement will remain unchanged.

Reasons for Proposed Amendment to Management Agreement Fee Schedule

The Co-Managers and the Board are proposing the increased investment management fee rate for the Strategic Allocation Portfolio in order to effect the Portfolio Repositioning.  In particular, an increased investment management fee rate will enable the Co-Managers to: (i) terminate American Century and American Century Global as subadvisers for the Strategic Allocation Portfolio; (ii) retain Schroders and SIMNA Ltd. as subadvisers to the Portfolio; and (iii) have Schroders and SIMNA Ltd. implement a new investment strategy that seeks exposure to both traditional and alternative investments.  See “Description of the Portfolio Repositioning” below.

The Board has already approved all aspects of the Portfolio Repositioning, including the termination of American Century and American Century Global as subadvisers and the addition of Schroders and SIMNA Ltd as subadvisers.  Implementation of the Portfolio Repositioning is subject to receipt of the required shareholder approval with respect to the increased investment management fee rate.  Shareholder approval of the new subadvisory arrangements between the Co-Managers, Schroders, and SIMNA Ltd., however, is not required pursuant to an exemptive order received by the Trust and the Co-Managers. The new and current subadvisory fee arrangements for the Portfolio are set forth below.

Subadvisory Fee Arrangements	Subadvisers	Annual Subadvisory Fee Rate
New	Schroder Investment Management North America Inc. and Schroder Investment Management North America Ltd.*	0.50% of average daily net assets to $250 million; and 0.45% of average daily net assets exceeding $250 million*

Current	American Century Investment Management, Inc. and American Century Global Investment Management, Inc.**

0.45% of average daily net assets to $50 million;

0.40% of average daily net assets from $50 million to $100 million;

0.35% of average daily net assets from $100 million to $500 million; and

0.30% of average daily net assets exceeding $500 million**

* The Co-Managers will pay a subadvisory fee to Schroders based upon the average daily net assets of the World Strategies Portfolio.  Schroders will retain SIMNA Ltd. to provide certain investment advisory services.  In particular, it is currently expected that SIMNA Ltd. will manage the overall World Strategies Portfolio, subject to the supervision of Schroders.  It is also currently expected Schroders will directly manage a portion of the assets of the World Strategies Portfolio.  The New Subadvisers propose that Schroders (and not the Co-Managers) pay to SIMNA Ltd. an amount equal to fifty percent (50%) of all subadvisory fees actually paid by the Co-Managers to Schroders; provided, however, that the sub-subadvisory fee payable by Schroders to SIMNA Ltd. shall be reduced such that SIMNA Ltd. bears fifty percent (50%) of any voluntary subadvisory fee waiver observed or expense reimbursement borne by Schroders with respect to the World Strategies Portfolio.

** The Co-Managers pay a subadvisory fee to American Century based upon the average daily net assets of the Strategic Allocation Portfolio.  American Century has retained American Century Global to manage the portion of the Strategic Allocation Portfolio’s net assets that American Century allocates to foreign equity securities.  American Century (and not the Co-Managers) pays American Century Global a sub-subadvisory fee on the net assets directly managed by American Century Global that is equal, on an annualized basis, to: (i) 0.90% of such average daily net assets to $100 million; (ii) 0.80% of such average daily net assets from $100 million to $250 million; (iii) 0.75% of such average daily net assets from $250 million to $500 million; and (iv) 0.70% of such average daily net assets over $500 million.

Unlike the Strategic Allocation Portfolio which generally invests only in traditional securities like common stocks and bonds, the World Strategies Portfolio will seek to invest in securities, derivatives, and other pooled investment vehicles on a global basis in order to gain access to the traditional and alternative asset classes and strategies described below.  In order to use these asset classes and pursue these global investment strategies, the New Subadvisers must intensively research and analyze global political, financial, macro-economic, currency, and sector issues and the characteristics of the different global capital markets.  In turn, the use of these sophisticated investment strategies will entail a significant increase in the amount of time, investment due diligence, compliance and investment oversight, and attention that will be required of the Co-Managers.  In short, the Co-Managers believe that the proposed increased investment management fee is appropriate due to the increased costs to be incurred by the Co-Managers and the New Subadvisers, in managing and subadvising the Portfolio, respectively, under the proposed investment mandate.

Description of Portfolio Repositioning

A description of the contemplated changes to the Portfolio’s investment objective, investment strategy, non-fundamental investment policies, and performance benchmarks is set forth below.  The Board approved these changes at the April Board Meeting.  Implementation of these changes, however, is subject to receipt of the required shareholder approval with respect to Proposal No. 1.

Current and Proposed Investment Objective.  The current investment objective of the Strategic Allocation Portfolio is to seek long-term capital growth with some regular income.  The proposed investment objective of the World Strategies Portfolio will be to seek long-term capital appreciation.  The current and proposed investment objectives are non-fundamental investment policies of the Portfolio and may be changed by the Board without shareholder approval.

Proposed Principal Investment Strategies.  The World Strategies Portfolio will seek long-term capital appreciation through a flexible asset allocation approach.  This asset allocation approach entails investing in traditional asset classes, such as equity and fixed-income investments, and alternative asset classes, such as investments in real estate, commodities, currencies, private equity, and absolute return strategies.  The World Strategies Portfolio will be a diversified investment company as defined in the 1940 Act.  It is currently expected that the New Subadvisers will seek exposure to the relevant traditional and alternative asset classes by investing World Strategies Portfolio assets in varying combinations of (i) securities, including, without limitation, common stocks, preferred stocks, and bonds; (ii) other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as ‘‘hedge funds’’) (collectively referred to herein as Underlying Funds); and (iii) certain structured notes and financial and derivative instruments.

The New Subadvisers will seek to emphasize the management of risk and volatility. Generally, the New Subadvisers will seek to minimize the volatility of the World Strategies Portfolio by:

•                  Using a wide range of asset classes whose investment performance the New Subadvisers believe will not be highly correlated with each other;

•                  Employing asset allocation positioning with the aim of providing greater stability of investment performance; and

•                  Employing derivatives to seek to limit the potential for loss in times of market volatility.

Each asset class will be reviewed on an ongoing basis by the New Subadvisers to determine whether it provides the opportunity to enhance investment performance or to reduce risk.  Exposure to different asset classes and investment strategies will vary over time based upon the New Subadvisers’ assessment of changing market, economic, financial, and political factors and events that the New Subadvisers believe may impact the value of the World Strategies Portfolio’s investments.  The New Subadvisers will rely on proprietary asset allocation models to adjust the amount of the World Strategies Portfolio’s investments in the various asset classes.

The New Subadvisers may sell securities when they believe that the underlying assets no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in order to limit losses on securities that have declined in value. Frequent portfolio turnover may result in relatively high transaction costs (such as brokerage commissions or the bid/asked spread on purchases and sales of securities).

Estimated Initial Asset Allocation.  Subject to then-current market, economic, and financial conditions, the New Subadvisers currently expect that the assets of the World Strategies Portfolio will be initially allocated in accordance with the table set forth below.  Such expected allocations are preliminary and subject to change.  The World Strategies Portfolio may gain exposure to each asset class directly through investments in securities, through investments in Underlying Funds, or through the use of derivatives and other financial instruments. The anticipated investment ranges and the World Strategies Portfolio’s actual exposure to the various asset classes referenced below will change over time, in response to changes in the New Subadvisers’ assessment of changing market, economic, financial, and political conditions.

Asset Class	Estimated Initial Allocation	Anticipated Investment Ranges

Equity Investments	50%	40% - 60%

Investment Grade Fixed-Income Investments	20%	20% - 30%

Alternative Investments	20%	10% - 30%

Cash and Other Short-Term Investments	10%	0% - 20%

Proposed Principal Investments (Traditional Asset Classes).  The traditional asset classes in which World Strategies Portfolio assets may be invested are described below.

Equity Investments.  The World Strategies Portfolio may invest in the equity securities of U.S. or foreign issuers of any size. The World Strategies Portfolio also may invest any portion of its assets in equity securities of issuers located in “emerging market” countries. The World Strategies Portfolio may also purchase securities in initial public offerings. Equity securities include common stocks, preferred stocks, and securities convertible into common or preferred stocks, and options and warrants to purchase common or preferred stocks.  In selecting equity securities for the World Strategies Portfolio, the New Subadvisers may seek to identify securities of companies in industries, sectors, or geographical regions that they believe are undervalued or otherwise offer significant potential for capital appreciation, and companies that they believe offer the potential for capital appreciation based on novel, superior, or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures, new management, or other factors.

Investment Grade Fixed-Income Investments.  The World Strategies Portfolio may invest in the debt securities of issuers located anywhere in the world that are believed to offer the potential for attractive capital appreciation, current income, or both. The debt securities in which the World Strategies Portfolio may invest include: (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) debt securities of domestic or foreign corporations; (iii) mortgage-backed and other asset-backed securities; (iv) obligations of international agencies or supranational entities; (v) debt securities convertible into equity securities; (vi) inflation-indexed bonds; (vii) structured notes, including hybrid or ‘‘indexed’’ securities, event-linked bonds, and loan participations or assignments; and (viii) delayed funding loans and revolving credit facilities. The fixed-income securities in which the World Strategies Portfolio may invest include securities that make payments of: (i) interest at fixed rates or at floating or variable rates or (ii) principal or interest at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

Short-Term Investments.  The World Strategies Portfolio may invest in short-term, high quality investments, including, without limitation, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, and repurchase agreements.  The World Strategies Portfolio also may invest without limitation in money market funds or similar pooled investments, including those managed, advised, or sponsored by PI, AST, or their respective affiliates.

Proposed Principal Investments (Alternative Asset Classes).  The alternative asset classes in which World Strategies Portfolio assets may be invested are described below.

Emerging Markets Debt.  The World Strategies Portfolio may invest in fixed-income instruments of issuers that are economically tied to emerging markets countries. Such securities may be denominated in non-U.S. currencies and the U.S. dollar. A security is economically tied to an emerging market country if it: (i) is principally traded on the securities markets of an emerging markets country, or (ii) the issuer is organized or principally operates in an emerging markets country, derives a majority of its income from its operations within an emerging markets country, or has a majority of its assets in an emerging markets country.

High Yield Debt Securities.  The World Strategies Portfolio may invest in debt or fixed-income securities rated below “investment grade” (also referred to as “junk bonds” or “high-yield bonds”) that are issued by U.S. or non-U.S. corporations, governments, government agencies, or supra-national organizations.  Generally, lower rated securities pay higher yields that highly rated securities to compensate investors for the higher risk.

Real Estate.  The World Strategies Portfolio may invest in real-estate related securities, such as equity or mortgage real estate investment trusts (REITs), real estate operating companies, brokers, developers, and builders of residential, commercial, and industrial properties; property management firms; finance, mortgage, and mortgage servicing firms; construction supply and equipment manufacturing companies; and firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies.

Absolute Return.  The World Strategies Portfolio may invest in portfolios of securities managed to provide an investment return that is generally independent of changes in the values of broad-based equity securities indices. Those portfolios may include long and short equity or fixed-income positions and investments in derivatives. Absolute return investments will normally be selected with the intent of providing predictable, hedged returns over time.

Infrastructure.  The World Strategies Portfolio may invest in securities of U.S. and non-U.S. issuers providing exposure to infrastructure investment. Infrastructure investments may be related to physical structures and networks that provide necessary services to society, such as transportation and communications networks, water and energy utilities, and public service facilities.

Commodities.  The World Strategies Portfolio may make investments that are intended to provide exposure to one or more physical commodities or securities indices. Commodities investments may include, by way of example, futures contracts, options on futures contracts, and forward contracts, and securities designed to provide commodity-based exposures.

Currencies.  The World Strategies Portfolio may take investment positions in various foreign currencies, including actual holdings of those currencies.  These investments may also forward contracts, futures contracts, swap agreements, and option contracts with respect to foreign currencies.

Private Equity.  The World Strategies Portfolio also may make investments in private companies (or private investments in public companies) in connection with the organization or restructuring of a company, including so-called leveraged buy-outs and management buy-outs.

Derivatives.  The World Strategies Portfolio may seek to obtain, or reduce, exposure to one or more asset classes through the use of exchange-traded or over-the-counter derivatives, such as, for example, futures contracts, interest rate swap agreements, total return swap agreements, options (puts and calls) purchased or sold by the World Strategies Portfolio, and structured notes.  The World Strategies Portfolio may also use derivatives for hedging purposes, or to gain long or short exposure to securities or market sectors as a substitute for cash investments or pending the sale of securities by the World Strategies Portfolio and reinvestment of the proceeds. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage.

Proposed Non-Fundamental Investment Policy and Performance Benchmark Changes.  The proposed changes to the non-fundamental investment policies and performance benchmarks for the Portfolio are summarized below.

Current Non-Fundamental Investment Policies and Performance Benchmarks of AST American Century Strategic Allocation Portfolio	Proposed Non-Fundamental Investment Policies and Performance Benchmarks of AST Schroders Multi-Asset World Strategies Portfolio
Fund of Funds Not applicable. The Portfolio invests substantially all of its assets in varying combinations of equity and debt securities.

Fund of Funds

The Portfolio may invest in Underlying Funds to the extent permitted by the 1940 Act and the rules thereunder. The New Subadvisers currently expert that such investments generally will be limited to Underlying Funds that are not managed, advised, or sponsored by PI, AST, or their respective affiliates (collectively, Underlying Non-Prudential Funds).

Overall Asset Allocation Neutral Mix: 63% of assets in equity securities 31% of assets in bonds and other fixed-income securities 6% of assets in cash equivalents

Overall Asset Allocation
Expected Initial Allocation
50% of assets in equity securities
20% of assets in investment grade fixed-income instruments
20% of assets in alternative investments
10% of assets in cash and other short-term investments

Current Non-Fundamental Investment Policies and Performance Benchmarks of AST American Century Strategic Allocation Portfolio	Proposed Non-Fundamental Investment Policies and Performance Benchmarks of AST Schroders Multi-Asset World Strategies Portfolio
Operating Range under Normal Circumstances: 53% to 73% of assets in equity securities and 21% to 41% of assets in bonds and other fixed-income securities 0-15% of assets in cash equivalents

Operating Range under Normal Circumstances
40%-60% of assets in equity securities
20%-30% of assets in investment grade fixed-income instruments
10%-30% of assets in alternative investments
0%-20% of assets in cash and other short-term investments

Credit Quality of Fixed-Income Securities The Portfolio’s fixed-income investments will be primarily in investment grade debt obligations.	Credit Quality of Fixed-Income Securities The Portfolio will invest 20%-30% of assets in investment grade fixed-income instruments under normal circumstances.

The Portfolio may invest up to 5% of its assets in nonconvertible debt obligations that are rated below investment-grade.	The Portfolio may invest in debt and fixed-income securities that are rated below investment-grade as part of its alternative investments.

Weighted Average Maturity of Fixed-Income Securities Under normal market conditions, the weighted average maturity for the fixed-income portion of the Portfolio will be in the 3-to 10-year range.	Weighted Average Maturity of Fixed-Income Securities No similar policy.

Operating History The Portfolio will not invest more than 5% of its total assets in securities of issuers with less than a three year operating history.	Operating History No similar policy.

Margin and Short Sales
The Portfolio will not buy securities on margin or sell short (unless it owns, or by virtue of its ownership of, other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the Portfolio may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies.

Short Sales
The Portfolio may sell securities short and effect short sales “against the box” to the extent permitted by applicable law.

Margin
The Portfolio will not purchase securities on margin; provided, however, that the Portfolio may obtain short-term credits necessary for the clearance of purchases and sales of securities, and, provided further that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging of Assets No specific policy.

Pledging of Assets
The Portfolio will not mortgage, pledge, or hypothecate any of its assets; provided, however, that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with any permissible activity.

Broad-Based Securities Market Index S&P 500 Index	Broad-Based Securities Market Index MSCI World Index

Primary Custom Blended Benchmark Index Russell 3000 Index: 48% MSCI EAFE Index (GD): 15%	Primary Custom Blended Benchmark Index MSCI World Index: 70% US Three-Month Libor: 30%
Citigroup Broad Investment-Grade BIG” Bond Index: 31%
Three-Month U.S. Treasury Bill Index: 6%

Principal Risks of Investing in World Strategies Portfolio.  The principal risks associated with an investment in the World Strategies Portfolio are described below.

Asset Allocation Risk.   Asset allocation risk is the risk that the New Subadvisers may allocate assets to an asset class that underperforms other asset classes. For example, the World Strategies Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed-income market is rising. Likewise, the World Strategies Portfolio may be overweighed in the fixed-income asset class when the stock market is falling and the equity markets are rising.

Selection Risk.   Selection risk is the risk that the securities, Underlying Funds, or derivatives, selected by the New Subadvisers will under perform the market, the relevant indices, or other funds with similar investment objectives and investment strategies.

Equity Securities Risk.   Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

Equity Markets Risk.   The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and “growth” stocks can react differently from “value” stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

Small and Mid Cap Companies Risk.   The risk that investments in small and intermediate capitalization size companies may be more volatile than investments in larger companies, as small and intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Interest Rate Risk.   Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the World Strategies Portfolio may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

Credit Risk.   The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

Extension Risk.   During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

High-Yield/Junk Bonds Risk.  Securities rated below investment grade (“high-yield bonds” or “junk bonds”) lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the World Strategies Portfolio may become more volatile.

Mortgage and Asset-Backed Securities Risk.   Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the World Strategies Portfolio may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments. In addition to interest rate risk, investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk (as described below) and liquidity risk (as described below).

Asset-backed securities in which the World Strategies Portfolio invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the Trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

If the World Strategies Portfolio purchases mortgage-backed and asset-backed securities that are ‘subordinated’ to other interests in the same mortgage pool, the World Strategies Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the World Strategies Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called ‘subprime’ mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Foreign Investment Risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

Currency risk.  Changes in currency exchange rates may affect the value of foreign securities held by the World Strategies Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If the World Strategies Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the World Strategies Portfolio to lose money and could reduce the amount of income available for distribution.

Foreign market risk.  Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.  Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the New Subadvisers will devote research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.  Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments risk.  Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.  Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.  Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk.  Many foreign markets are not as open to foreign investors as U.S. markets.  The World Strategies Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of the World Strategies Portfolio.

Emerging market risk.  All of the above-referenced foreign investment risks may be more severe for investments in emerging market countries.  In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Depositary Receipts Risk.   The World Strategies Portfolio may invest in sponsored or unsponsored Depositary Receipts. Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies.

Geographic Focus Risk.   To the extent the World Strategies Portfolio invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

Derivatives Risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The World Strategies Portfolio may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The World Strategies Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. Leveraged derivative transactions may be highly volatile.  The World Strategies Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the World Strategies Portfolio may not be able to close-out a derivative transaction at a favorable time or price. Use of derivatives other than for hedging purposes may be considered speculative, and when the World Strategies Portfolio invests in a derivative instrument it could lose more than the principal amount invested.  Also, suitable derivative transactions may not be available in all circumstances.

Valuation Risk.   Due to the nature of some of the World Strategies Portfolio’s investments and the market environment, a portion of the World Strategies Portfolio’s assets may be valued by the Co-Managers at fair value pursuant to guidelines established by the Board. The World Strategies Portfolio’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price the World Strategies Portfolio would receive upon sale of a security.  To the extent the World Strategies Portfolio sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. When the World Strategies Portfolio invests in Underlying Non-Prudential Funds, it will generally value its investments in those Underlying Non-Prudential Funds based on the valuations determined by the Underlying Non-Prudential Funds.  These values may not be precisely the same as if the net assets of the Underlying Non-Prudential Funds had been valued using the procedures employed by the World Strategies Portfolio to value its own assets.

Liquidity Risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. The World Strategies Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price.  Illiquid securities are also difficult to value.

Real Estate Risk.   An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 (the Code), and to the effect of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT the World Strategies Portfolio, and indirectly the World Strategies Portfolio’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

Infrastructure Investment Risk.   The World Strategies Portfolio’s infrastructure-related investments expose the World Strategies Portfolio to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors.

Commodity Risk.   The World Strategies Portfolio’s investments in commodity-linked derivative instruments may subject the World Strategies Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The World Strategies Portfolio’s ability to invest in certain commodity-related instruments may be limited by certain federal income tax considerations.

Underlying Fund Risk.   The value of an investment in the World Strategies Portfolio will be related in part to the investment performance of any Underlying Fund in which it invests. Therefore, to the extent the World Strategies Portfolio invests in Underlying Funds, the principal risks of investing in the World Strategies Portfolio will be related to the principal risks associated with those Underlying Funds and their investments. Because the World Strategies Portfolio’s allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the World Strategies Portfolio may be subject to any and all of these risks at different times and to different degrees.  Investing in an Underlying Fund will also expose the World Strategies Portfolio to a pro rata portion of the Underlying Fund’s fees and expenses. Underlying Funds that are not registered under the federal securities laws are not subject to the same level of regulation as are registered investment companies, including investor protection laws, rules, and regulations.

Proposed Portfolio Management.  Andreas Koester, CFA, will have primary responsibility for making investment decisions for the World Strategies Portfolio.  Mr. Koester is Head of Multi-Asset Solutions, Europe of Schroders. He has been an employee of SIMNA Ltd. since 2005.  Formerly, Mr. Koester was Head of Asset Allocation and Balanced Funds and Senior Portfolio Manager of AXA Investment Managers from 2001 to 2005.

Comparative Information

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Current Strategic Allocation Portfolio		Proposed World Strategies Portfolio
Maximum Sales Charge (Load) Imposed on Purchases	N/A	*	N/A	*
Maximum Deferred Sales Charge (Load)	N/A	*	N/A	*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	*	N/A	*
Redemption Fees	N/A	*	N/A	*
Exchange Fee	N/A	*	N/A	*

* Because shares of the Portfolio may be purchased only through Contracts, the prospectus of the relevant Contract should be carefully reviewed for information on the charges and expenses of those Contracts. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

The tables below compare the Portfolio’s actual operating expenses (including the investment management fee) for the fiscal year ended December 31, 2007 under the Management Agreement, with the Portfolio’s estimated pro forma operating expenses for the same year if the Management Agreement with the amended fee schedule had been in place for the entire year.

Actual Annual Fund Operating Expenses for Strategic Allocation Portfolio for fiscal year ended December 31, 2007

Investment Management Fees	Distribution (12b-1) Fees	Other Expenses*	Underlying Fund Fees and Expenses	Total Annual Portfolio Operating Expenses
0.85%	None	0.28%	N/A	1.13	%**

Actual Annual Fund Operating Expenses for World Strategies Portfolio for fiscal year ended December 31, 2007

Investment Management Fees	Distribution (12b-1) Fees	Other Expenses*	Underlying Fund Fees and Expenses		Total Annual Portfolio Operating Expenses
1.10%	None	0.16%	0.14	%***	1.40	%****

* As used in connection with the Strategic Allocation Portfolio and the World Strategies Portfolio, the term “Other Expenses” includes an administrative services fee of 0.10% along with certain operating expenses, including, without limitation, fees for custodian services, Independent Trustees’ fees, and fees for legal, accounting, valuation, and transfer agency services.  The administrative services fee compensates participating insurance companies for providing certain services to beneficial shareholders in lieu of the Trust providing these services, including the printing and mailing of fund prospectuses and shareholder reports.

** A portion of the contractual administrative services fee (i.e., 0.03%) was waived during the fiscal year ended December 31, 2007.  Taking that waiver into account, the total annual operating expense ratio for the Strategic Allocation Portfolio during that period would have been 1.10%.

*** The World Strategies Portfolio expects to invest a portion of its assets in Underlying Funds.  The World Strategies Portfolio will indirectly incur a pro rata portion of the fees and expenses of the Underlying Funds in which it invests.  The expenses shown under “Underlying Fund Fees and Expenses” represent a weighted average of the expense ratios of the Underlying Funds as of December 31, 2007 based upon the World Strategies Portfolio’s expected initial holdings in the Underlying Funds.

**** A portion of the contractual administrative services fee (i.e., 0.03%) was waived during the fiscal year ended December 31, 2007.  Taking that waiver into account, the total annual operating expense ratio for the World Strategies Portfolio during that period would have been 1.37%.

EXPENSE EXAMPLES

The Expense Examples below are intended to help you compare the cost of investing in the Portfolio under the current investment management fee arrangement with the cost of investing in the Portfolio assuming the increased investment management fee was in effect. These Expense Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Expense Examples also assume that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Actual Fund Operating Expenses for Strategic Allocation Portfolio as of December 31, 2007

Portfolio	1 Year	3 Years	5 Years	10 Years
AST American Century Strategic Allocation Portfolio	$115	$359	$622	$1,375

Expense Example: Estimated Pro Forma Operating Expenses for World Strategies Portfolio as of December 31, 2007

Portfolio	1 Year	3 Years	5 Years	10 Years
AST Schroders Multi-Asset World Strategies Portfolio	$143	$443	$766	$1,680

Had the proposed investment management fee rate for the Portfolio been in effect during the fiscal year ended December 31, 2007, the Co-Managers would have received approximately $2,073,695 in investment management fees from the Portfolio. Assuming the new subadvisory arrangements with Schroders and SIMNA Ltd. also had been in effect during that period, the Co-Managers, in turn, would have caused $942,588 in subadvisory fees to be paid to Schroders and SIMNA Ltd.

Summarized below (in both absolute and percentage terms) for the fiscal year ended December 31, 2007 are the actual and estimated pro forma: (i) gross investment management fees received from the Portfolio by the Co-Managers, (ii) gross subadvisory fees paid by the Co-Managers to the relevant subadvisers, and (iii) net effective investment management fee retained by the Co-Managers.

Item	Actual	Estimated Pro Forma		Difference (in $)	Difference (in %)
Gross Investment Management Fees Received from Portfolio by Co-Managers	$1,602,400	$2,073,695	*	$471,295	29.41%
Gross Subadvisory Fees Paid by Co-Managers to Relevant Subadvisers	$722,837	$942,588	**	$219,751	30.40%
Estimated Net Investment Management Fee Retained by Co-Managers	$879,563	$1,131,107		$251,544	28.60%

* Assumes the proposed annualized investment management fee rate of 1.10% of the World Strategies Portfolio’s average daily net assets had been in effect during the fiscal year ended December 31, 2007.

** Assumes the proposed annualized subadvisory fee rate of 0.50% of the World Strategies Portfolio’s average daily net assets to $250 million and 0.45% of the World Strategies Portfolio’s average daily net assets exceeding $250 million had been in effect during the fiscal year ended December 31, 2007.

Information About PI and AST

PI and AST are both wholly-owned subsidiaries of PIFM Holdco, Inc., 100 Mulberry Street, Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102.

Set forth below are the names, titles and principal occupations of the senior officers of PI. Unless otherwise indicated, the address of each individual is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position with PI	Principal Occupations
Robert F. Gunia	Executive Vice President and Chief Administrative Officer

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.; Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Kevin B. Osborn	Executive Vice President	Executive Vice President of Prudential Investments LLC
Stephen Pelletier	Executive Vice President	Vice President, International Investments, of The Prudential Insurance Company of America; Executive Vice President, Prudential Investments LLC.
Kathryn L. Quirk	Executive Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of The Prudential Insurance Company of America; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; Executive Vice President, Chief Legal Officer and Secretary of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute

Valerie M. Simpson	Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance

Stuart S. Parker	Senior Vice President	Senior Vice President of Prudential Investments LLC (since November 2007)
Brian K. Ahrens	Senior Vice President	Senior Vice President of Prudential Investments LLC (since October 2007)

Set forth below are the names, titles and principal occupations of the senior officers of AST. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883.

Name	Position with AST	Principal Occupations
Timothy S. Cronin	Officer-in-Charge, President, Chief Executive Officer, and Chief Operating Officer	President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge, and Director (since June 2005) of AST Investment Services, Inc.; Vice President of Prudential Investments LLC
Kathryn L. Quirk	Executive Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of The Prudential Insurance Company of America; Executive Vice President, Chief Legal Officer and Secretary of AST Investment Services, Inc.; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Valerie M. Simpson	Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance

David R. Odenath, Jr.	Executive Vice President

President of Prudential Annuities (since August 2002); Senior Vice President (since June 1999) of Prudential; Director (since June 2005) and Executive Vice President (since March 2006) of AST Investment Services, Inc; formerly Executive Vice President (May 2003-November 2007) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer in Charge (June 2005-March 2006) of AST Investment Services, Inc.

Robert F. Gunia	Executive Vice President and Chief Administrative Officer

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.; Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Michael Bohm	Vice President, Chief Financial Officer, and Assistant Treasurer	Chief Financial Officer, Vice President, and Assistant Treasurer (since March 2006) of AST Investment Services, Inc.

Similar Portfolios of the Trust Managed by PI or AST

AST and PI do not manage another portfolio of the Trust having investment objectives, policies, and strategies that are similar to the proposed investment objective, policies, and strategies for the World Strategies Portfolio.

Similar Portfolios of the Trust Subadvised by the Subadvisers

Schroders and SIMNA Ltd. does not currently act as a subadviser with respect to any other portfolio of the Trust having a similar investment objective to the World Strategies Portfolio.

Matters Considered by the Board

The Board, including a majority of the Independent Trustees, met on April 21, 2008 (the April Board Meeting) to consider the Co-Managers’ proposals to change the Portfolio’s investment management fee rate, subadvisory arrangements, investment strategy, investment objective, investment policies, performance benchmarks, and name (such changes are collectively referred to herein from time to time as the Portfolio Repositioning).  In advance of the April Board Meeting, the Trustees received materials relating to all aspects of the Portfolio Repositioning and had the opportunity to ask questions and request additional information in connection with their consideration of the Portfolio Repositioning, particularly the proposed increased investment management fee rate. The materials included, among other things, a comparative analysis of the current investment management fee rate for the Strategic Allocation Portfolio and the investment management fee rates paid by mutual funds with investment policies and strategies similar to those of the Strategic Allocation Portfolio (i.e., variable insurance product funds in the Lipper Mixed-Asset Target Allocation Moderate Category), as well as a comparative analysis of the proposed investment management fee rate for the World Strategies Portfolio and the investment management fee rates paid by mutual funds with an investment objective similar to that of the World Strategies Portfolio (i.e., variable insurance product funds in the Lipper Flexible Category).

At such meeting, the Board, including a majority of the Independent Trustees, approved this proposal. At the April Board Meeting, the Board also approved the execution of subadvisory agreements relating to the Portfolio between the Co-Managers and the New Subadvisers and certain changes to the Portfolio’s investment objective, fundamental and non-fundamental investment policies, and performance benchmarks as outlined above. At such meeting, the Board received oral presentations from representatives of the Co-Managers and had the opportunity ask questions and obtain additional information about the Portfolio Repositioning and the New Subadvisers’ investment strategy.

The material factors and conclusions that formed the basis for the Trustees’ determination to approve the amendment to the Management Agreement are discussed separately below.  Implementation of the investment management fee increase is also subject to “in person” Board approval at the June 2008 Board meeting as required by Section 15(c) of the 1940 Act.

Reasons for an Increased Investment Management Fee Rate

The Co-Managers proposed the increased investment management fee rate for the Strategic Allocation Portfolio to the Board in order to make several changes to the Portfolio. In particular, an increased investment management fee rate would enable the Co-Managers to retain Schroders and SIMNA Ltd. as subadvisers to the Portfolio.  As subadvisers, Schroders and SIMNA Ltd. would implement their investment strategy for the Portfolio. Pursuant to this investment strategy, the Portfolio would no longer focus solely on traditional asset classes such as equity and fixed-income securities.  Instead, the Portfolio would invest substantially all of its assets in traditional and alternative asset classes on a global basis, and would utilize complex portfolio construction strategies.  The Strategic Allocation Portfolio does not invest in alternative asset classes and it does not use these sophisticated investment strategies, including derivatives.  The Board considered that the use of the New Subadvisers’ investment strategy would entail an increase in the amount of time, oversight and attention that would be required of both the Co-Managers and the New Subadvisers.

In order to use these asset classes and pursue these global investment strategies, the New Subadvisers must intensively research and analyze global political, financial, macro-economic, currency, and sector issues and the characteristics of the different global capital markets.  In turn, the use of these sophisticated investment strategies will entail a significant increase in the amount of time, investment due diligence, compliance and investment oversight, and attention that will be required of the Co-Managers.  In short, the Co-Managers believe that the proposed increased investment management fee is appropriate due to the increased costs to be incurred by the Co-Managers and the New Subadvisers, in managing and subadvising the Portfolio, respectively, under the proposed investment mandate.

The Board also noted that the new subadvisory agreements with Schroders and SIMNA Ltd. would result in the payment of subadvisory fees to Schroders by the Co-Managers and the payment of sub-subadvisory fees from Schroders to SIMNA Ltd..  The subadvisory fees to be received by the New Subadvisers would be reflective of the oversight required to manage a multi-asset class global fund that uses complex portfolio construction combining traditional asset classes with alternative investments, manager research, and active asset allocation using derivatives.  To that end, the Board noted that the increased management fee would not be wholly retained by the Co-Managers, but instead would be used by the Co-Managers in part to compensate the New Subadvisers for their day-to-day management of the World Strategies Portfolio’s assets.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Strategic Allocation Portfolio by the Co-Managers under the current Management Agreement and the nature and extent of services to be provided to the World Strategies Portfolio by the Co-Managers and the New Subadvisers under the amended Management Agreement. The Board considered the Co-Managers’ representation that the nature and extent of services to be provided under the amended Management Agreement would be greater than that provided under the current Management Agreement, due to the increased oversight, time and expense which will be required to properly manage the Portfolio after it is transitioned from a traditional asset allocation fund to a multi-asset class global fund that uses complex portfolio construction combining traditional asset classes with alternative investments, manager research, and active asset allocation using derivatives.

The Board concluded that it was satisfied with the nature, extent, and quality of the investment advisory services expected to be provided to the Portfolio by the Co-Managers and the New Subadvisers under the amended Management Agreement, and that there was a reasonable basis on which to conclude that the quality of investment advisory services to be provided by the Co-Managers and the New Subadvisers under the amended Management Agreement would likely be high.

Historical Investment Performance of the Strategic Allocation Portfolio

The Board did not consider the historical investment performance of the Strategic Allocation Portfolio as a factor in approving the amended Management Agreement. The Board noted that the current Management Agreement had been considered and renewed by the Board in June 2007 as part of its annual consideration of the renewal of the Strategic Allocation Portfolio’s investment management agreement, and that it had considered the Portfolio’s historical investment performance at that time.

The Board also considered that it was approving Schroders and SIMNA Ltd. as subadvisers for the Portfolio and that Schroders and SIMNA Ltd. would be implementing a new investment strategy for the Portfolio. The Co-Managers provided information to the Board concerning the historical investment performance of a retail mutual fund managed by Schroders and SIMNA Ltd. that has investment objectives and policies that are substantially similar to the projected investment objectives and policies for the World Strategies Portfolio and certain composite performance information as well. The Board noted that, although operating only for a short time, the fund and the composite generally outperformed its benchmark index for the period from inception to December 31, 2007.

Investment Management Fee Rates

Lipper, Inc. (Lipper), an independent provider of investment performance and expense information to mutual funds and their boards of directors/trustees, classifies the World Strategies Portfolio, along with twenty-four other comparable funds, as Flexible Funds. The materials provided to the Board in advance of the April Board Meeting indicated that: (i) the median investment management fee for the Flexible

Funds was lower than the proposed investment management fee rate for the World Strategies Portfolio and (ii) the proposed investment management fee rate for the World Strategies Portfolio would rank in the fourth quartile (i.e., most expensive) for the Flexible Funds.  Additional Lipper materials provided to the Board in advance of the April Board Meeting indicated that  (i) the median investment management fee for the Mixed-Asset Target Allocation Moderate Funds was lower than the current investment management fee rate for the Strategic Allocation Portfolio and (ii) the current investment management fee rate for the Strategic Allocation Portfolio would rank in the fourth quartile (i.e., most expensive) for the Mixed-Asset Target Allocation Moderate Funds.

The Co-Managers explained to the Board that Lipper’s inclusion of the World Strategies Portfolio in the Lipper Flexible category was not entirely appropriate because the Lipper Flexible Funds generally do not focus on alternative asset classes or global market exposure and strategies to any significant extent.  The Co-Managers also explained to the Board that the investment in alternative asset classes and the use of sophisticated investment strategies on a consistent basis requires an increase in the amount of time and resources required when compared to typical multi asset-class funds. The Board also considered that the New Subadvisers investment strategy offered shareholders the potential for greater risk-adjusted returns. In short, the Co-Managers believe that the proposed increased investment management fee will reflect the increased costs to be incurred by the Co-Managers and the New Subadvisers, in managing and subadvising the Portfolio, respectively, under the proposed investment mandate.  In addition, the Co-Managers maintained that the World Strategies Portfolio will be a distinctive offering within the variable insurance product marketplace and that it should be evaluated accordingly. Based on the foregoing, the Board concluded that the proposed investment management fee rate was reasonable under the circumstances.

Co-Managers’ Profitability

The Board did not consider the profitability of the Co-Managers under the amended Management Agreement, because it was not possible to determine or calculate any additional or different profitability until the increased management fee was in effect for a meaningful period of time. The Board noted that it had considered the profitability of the Co-Managers under the existing Management Agreement as part of its annual consideration of the renewal of the Management Agreement in June 2007, and that it had determined such profitability to be reasonable at that time. The Board also noted that it would consider the profitability of the Co-Managers as part of any future annual review of the Management Agreement.

Economies of Scale

The Board considered the potential for the Co-Managers to experience economies of scale as the Portfolio grows in size. The Board considered that the amended Management Agreement would not provide breakpoints (that is, reductions in the investment management fee rate as the size of the Portfolio increases), that the new subadvisory fee arrangements would include breakpoints in the fee rate paid by the Co-Managers to the New Subadvisers, and that the subadvisory breakpoints would reduce the subadvisory fee rate paid by the Co-Managers if the Portfolio increased in size. The Board noted that it would consider economies of scale as part of any future annual review of the Management Agreement.

Other Benefits to the Co-Managers or their affiliates from serving as co-investment managers

The Board did not consider ancillary or potential “fall out” benefits accruing to the Co-Managers as a result of its service as co-investment managers for the Portfolio. The Board noted that it had previously considered the ancillary or fall-out benefits accruing to the Co-Managers as part of its annual consideration of the renewal of the Management Agreement in June 2007, and that it had determined any such benefits to be reasonable. The Board also noted that it would consider ancillary benefits as part of any future annual review of the Mangement Agreement.

Conclusion

Based on the materials provided to the Trustees and the presentation made by the Co-Managers at the meeting, the Board concluded that approving the increased management fee rate was in the best interests of the Portfolio and its shareholders.

Implementation

The Co-Managers and the Board are proposing the investment management fee rate increase in order to effect the Portfolio Repositioning.  If the increased investment management fee rate is approved by the shareholders of the Strategic Allocation Portfolio, the revised fee schedule will become effective upon the addition of Schroders and SIMNA Ltd. as subadvisers to the Portfolio.  Such addition is expected to occur at some point during the third calendar quarter of 2008. In turn, once Schroders and SIMNA Ltd. become subadvisers to the Portfolio, it is expected that: (i) Schroders and SIMNA Ltd. will implement their new investment strategy; (ii) the name of the Portfolio will be changed from the AST American Century Strategic Allocation Portfolio to the AST Schroders Multi-Asset World Strategies Portfolio; and (iii) certain changes to the Portfolio’s investment objective, non-fundamental investment policies, and performance benchmarks that are described above will become effective.  The Board approved all aspects of the Portfolio Repositioning at the April Board Meeting.  If Strategic Allocation Portfolio shareholders do not approve Proposal No. 1, the Strategic Allocation Portfolio’s investment management fee rate, subadvisory arrangements, investment objective, investment strategy, non-fundamental investment policies, performance benchmarks, and name will remain unchanged.

THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 1.

PROPOSAL NO. 2

TO APPROVE A CHANGE IN THE PORTFOLIO’S
FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING

General

The Board, including a majority of the Independent Trustees, has approved, and recommends that the shareholders of the Strategic Allocation Portfolio approve, a revision to the Portfolio’s fundamental investment restriction relating to borrowing as set forth below.  The revised investment restriction was approved by the Board at the April Board Meeting.

Current Fundamental Investment Restriction of AST American Century Strategic Allocation Portfolio Relating to Borrowing	Proposed Fundamental Investment Restriction of AST Schroders Multi-Asset World Strategies Portfolio Relating to Borrowing

The Portfolio may not borrow any money, except in an amount not in excess of 33 1/3% of the total assets of the Portfolio, and then only for temporary, emergency and extraordinary purposes; this does not prohibit the escrow and collateral arrangements in connection with investment in interest rate futures contracts and related options by the Portfolio. Subject to the above limitations, the Portfolio may borrow from persons to the extent permitted by applicable law including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

The Portfolio may not borrow money, except to the extent permitted by applicable law from time to time.

Note: The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. An open-end investment company may also borrow money from other lenders in accordance with applicable law and positions of the SEC and its staff. The Portfolio may engage in reverse repurchase arrangements without limit, subject to applicable requirements related to segregation of assets.

The current fundamental investment restriction permits the Strategic Allocation Portfolio to borrow only for temporary, emergency, and extraordinary purposes while the proposed restriction would allow the Portfolio to borrow for any reason, including for investment purposes.  The Co-Managers note that the New Subadvisers currently do not intend for the Portfolio to borrow money for investment purposes to any significant degree.  This change is being proposed to shareholders in order to: (i) provide the New Subadvisers with the necessary flexibility to implement their investment strategy and (ii) have the Portfolio’s fundamental investment restriction relating to borrowing to match the borrowing restriction on a proprietary retail fund that is managed by Schroders and subadvised by SIMNA Ltd.

Implementation

If approved by shareholders of the Strategic Allocation Portfolio, the revision to the Portfolio’s fundamental investment restriction relating to borrowing will be implemented in conjunction with the other aspects of the Portfolio Repositioning as described above.  The Co-Managers hope the Portfolio Repositioning becomes effective during the third calendar quarter of 2008.

THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 2.

VOTING INFORMATION

Approval of each Proposal requires approval by a majority of the outstanding voting securities of the Strategic Allocation Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Strategic Allocation Portfolio’s outstanding voting securities is the lesser of (i) 67% of the Portfolio’s outstanding voting securities represented at a meeting at which more than 50% of the Portfolio’s outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Portfolio’s outstanding voting securities.

Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Strategic Allocation Portfolio beneficially owned at the close of business on the Record Date. If sufficient votes to approve each Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

In accordance with requirements of the Securities and Exchange Commission (the SEC), each Participating Insurance Company, as record owner of the shares of the Strategic Allocation Portfolio, will vote the shares for which it does not receive instruction from the Contract owner beneficially owning the shares, and the Participating Insurance Company will vote those shares (for the Proposal, against the Proposal, or abstain) in the same proportion as the votes cast in accordance with instructions received from Contract owners. The presence at the Meeting of the Participating Insurance Companies affiliated with PI and AST will be sufficient to constitute a quorum. Therefore, this proportional voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. An abstention is not counted as an affirmative vote of the type necessary to approve a Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against a Proposal.

How to Vote

You can vote your shares in any one of three ways:

•  By mail, with the enclosed voting instruction card,

•  In person at the Meeting, or

•  By phone.

If you simply sign and date the voting instruction card but give no voting instructions for the Proposals, your shares will be voted in favor of the Proposals and in accordance with the views of management upon any unexpected matters that come before the Meeting or any adjournment of the Meeting.

Additional Proxy Solicitation Information

In addition to solicitation by mail, certain officers and representatives of the Trust, certain officers and representatives of the Co-Managers or their affiliates, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

Broadridge (the Solicitor) has been engaged to assist in the tabulation and solicitation of proxies.  As the date of the Meeting approaches, certain Contract owners may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from Contract owners. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each Contract owner’s full name and address and to confirm that the Contract owner has received the proxy materials in the mail. If the Contract owner is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor may ask for the Contract owner’s instructions on the proposal. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Contract owner how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor will secure the Contract owner’s voting instructions over a recorded phone line. Within 72 hours, the Contract owner will be sent a letter that confirms his or her vote. Instructions for contacting the Solicitor are provided in the letter in case the Contract owner has any questions about the voting instructions reflected on the confirmation.

If a Contract owner wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the Contract owner may still submit the voting instruction card originally sent with the Proxy Statement or attend the Meeting in person.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions, or by voting in person at the Meeting.

ADDITIONAL INFORMATION

All fees and expenses incurred in connection with the solicitation of proxies for the Proposals will be paid by the Participating Insurance Companies under arrangements pursuant to which they provide certain administrative service for the Portfolio for an annual fee.  The Co-Managers estimate that approximately $30,385 in fees and expenses will be incurred in connection with this proxy solicitation.

To the knowledge of the Co-Managers, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Strategic Allocation Portfolio as of the Record Date.  To the knowledge of the Co-Managers, there were no persons who owned beneficially 5% or more of the shares of the Strategic Allocation Portfolio as of the Record Date.

Broker-dealers affiliated with the Co-Managers received $1,647 in commissions from the Trust with respect to the Portfolio during the fiscal year ended December 31, 2007. The Portfolio paid 0.94% of its aggregate brokerage commissions to broker-dealers affiliated with the Co-Managers during the fiscal year ended December 31, 2007.

SHAREHOLDER PROPOSALS

Any shareholder who wishes to submit a proposal to be considered at the Trust’s next meeting of shareholders should send the proposal to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

The Trust is not required, and does not intend, to hold annual meetings of shareholders other than as required under its Second Amended and Restated Declaration of Trust, the 1940 Act, or other applicable law, or if otherwise deemed advisable by the Board.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

The Co-Managers know of no business to be presented at the Meeting other than the matters described in this Proxy Statement. If any other matter is properly presented at the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

It is important that you execute and return ALL of your voting instruction cards promptly.

Exhibit A

AMERICAN SKANDIA TRUST

INVESTMENT MANAGEMENT AGREEMENT

Agreement made this 1st day of May, 2003, between American Skandia Trust, a Massachusetts trust (the Fund), and each of Prudential Investments LLC, a New York limited liability company (PI) and American Skandia Investment Services, Inc. (ASISI).

W I T N E S S E T H

WHEREAS, the Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

WHEREAS, the Fund desires to retain PI and ASISI jointly to render or contract to obtain as hereinafter provided investment advisory services to the Fund and the Fund also desires to avail itself of the facilities available to PI and ASISI with respect to the administration of its day-to-day business affairs, and both PI and ASISI are willing to render such investment advisory and administrative services; and

WHEREAS, the Fund desires to retain PI and ASISI to act as co-managers (in such joint capacity the Co-Managers) with respect to the Fund; it being understood that PI, except as otherwise provided herein, shall oversee, supervise and assist with ASISI’s provision of investment advisory services to the Fund;

NOW, THEREFORE, the parties agree as follows:

1.             The Fund hereby appoints the Co-Managers to act as manager of the Fund and each series thereof set forth on Schedule A hereto (each a Portfolio) and as administrator of its business affairs for the period and on the terms set forth in this Agreement.  The Co-Managers accept such appointment and agree to render the services herein described, for the compensation herein provided.  Subject to the approval of the Board of Trustees of the Fund, the Co-Managers are authorized to enter into one or more subadvisory agreements with any subadviser, whether or not affiliated with the Manager (including, to the extent legally permissible, Prudential Investment Management, Inc. and Jennison Associates LLC) (each, a Subadviser), pursuant to which such Subadviser shall furnish to the Fund and each Portfolio investment advisory services in connection with the management of the Fund and such Portfolio (each, a Subadvisory Agreement).  Subject to the approval of the Board of Trustees of the Fund, the Co-Managers are authorized to retain more than one Subadviser for each Portfolio, and if any Portfolio has more than one Subadviser, the Co-Managers are authorized to allocate and reallocate the assets of such Portfolio among the Subadvisers to such Portfolio. The Co-Managers will continue to have joint and several responsibility to the Fund and each Portfolio for all investment advisory services furnished to the Fund and such Portfolio pursuant to any Subadvisory Agreement. The Fund and Co-Managers understand and agree that the Co-Managers may manage the Fund and each Portfolio in a “manager-of-managers” style with either a single Subadviser or multiple Subadvisers for such Portfolio, which contemplates that the Co-Managers will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (SEC): (i) continually evaluate the performance of each Subadviser to such Portfolio, if applicable, through quantitative and qualitative analyses and consultations with such Subadviser; (ii) periodically, and at least annually, make recommendations to the Fund’s Board as to whether the contract with each Subadviser should be renewed, modified, or terminated in respect of such Portfolio; and (iii) periodically report to the Fund’s Board regarding the results of its evaluation and monitoring functions.  The Fund recognizes that, subject to Board approval, a Subadviser’s services in respect of the Fund or any Portfolio may be terminated or modified pursuant to the “manager-of-managers” process, and that the Co-Managers may appoint a new Subadviser for any Subadviser that is so removed.

2.             Subject to the supervision of the Board of Trustees of the Fund, the Co-Managers shall administer the Fund’s business affairs and, in connection therewith, shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities and, subject to Section 1 hereof and any Subadvisory Agreement, the Co-Managers shall manage the investment operations of the Fund and the composition of the investment portfolio for each Portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio’s investment objectives, policies and restrictions as stated in the Fund’s SEC registration statement on Form N-1A, as in effect from time to time (the Registration Statement), and subject to the following understandings:

(a)           With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall provide supervision of the Portfolio’s investments, and shall determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets of such Portfolio will be invested or held uninvested as cash.

(b)           With respect to the Fund and each Portfolio, the Co-Managers, in the performance of their duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust of the Fund and the Registration Statement and with the instructions and directions of the Board of Trustees of the Fund, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.  In connection therewith, the Co-Managers shall, among other things, prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the SEC).

(c)           With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall determine the securities and futures contracts to be purchased or sold by such Portfolio and will place orders pursuant to their determinations with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated, to the extent legally permissible) in conformity with the policy with respect to brokerage as set forth in the Registration Statement or as the Board of Trustees may direct from time to time.  In providing the Fund and each Portfolio with investment supervision, it is recognized that the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) will give primary consideration to securing the most favorable price and efficient execution.  Consistent with this policy, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) may consider the financial responsibility of or [research and investment information and other services] provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of either of the Co-Manager (or Subadvisers) may be a party, the size and difficulty in executing the order, and the value of the expected contribution of the broker dealer to the investment performance of the Portfolio on a continuing basis.  It is understood that, to the extent legally permissible, Prudential Securities Incorporated (or a broker-dealer affiliated with a Subadviser) may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund’s investment transaction business for the Fund or any Portfolio.  It is also understood that it is desirable for the Fund and each Portfolio that the Co-Manager (or the Subadviser(s) to such Portfolio) have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants, and that such brokers or futures commission merchants may execute brokerage transactions at a higher cost to the Fund and such Portfolio than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable price and efficient execution.  Therefore, the Co-Managers (and the Subadviser(s) to such Portfolio under the Co-Manager’s supervision) each is authorized to pay higher brokerage commissions for the purchase and sale of securities and futures contracts for the Fund to brokers or futures commission merchants who provide such research and analysis, subject to review by the Fund’s Board of Trustees from time to time with respect to the extent and continuation of this practice.  It is understood that the services provided by such broker or futures commission merchant may be useful to the Co-Manager (or the Subadviser) in connection with its services to other clients.

On occasions when the Co-Managers (or any Subadviser to such Portfolio under the Co-Managers’ supervision) deem the purchase or sale of a security or a futures contract to be in the best interest of the Fund and such Portfolio as well as other clients of the Co-Managers (or such Subadviser), the Co-Manager (or such Subadviser), to the extent legally permissible, may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Co-Managers (or such Subadviser) in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such Portfolio and to such other clients.

(d)           With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall maintain all books and records with respect to the Fund’s and such Portfolio’s portfolio transactions and shall render to the Fund’s Board of Trustees such periodic and special reports as the Board may reasonably request.

(e)           With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Manager’s supervision) shall be responsible for the financial and accounting records to be maintained by the Fund and such Portfolio’s (including those being maintained by the Fund’s custodian).

(f)            With respect to the Fund and each Portfolio, the Co-Manager (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall provide the Fund’s custodian on each business day information relating to all transactions concerning the assets of the Fund and such Portfolio.

(g)           The investment management services of the Co-Managers under this Agreement are not to be deemed exclusive, and the Co-Managers shall be free to render similar services to others.

(h)           The Co-Managers shall make reasonably available their employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

3.             The Fund has delivered to the Co-Managers copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)           Articles of Incorporation or Declaration of Trust of the Fund;

(b)           By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c)           Certified resolutions of the Board of Trustees of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

(d)           Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the SEC relating to the Fund and its shares of common stock and all amendments thereto; and

(e)                                  Each prospectus and statement of additional information of the Fund.

4.             The Co-Managers shall authorize and permit any of their officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Co-Managers under this Agreement may be furnished through the medium of any such officers or employees of the Co-Managers.

5.             The Co-Managers shall keep the Fund’s books and records required to be maintained by it pursuant to Paragraph 2 hereof.  The Co-Managers agree that all records which it maintains for the Fund are the property of the Fund, and they will surrender promptly to the Fund any such records upon the Fund’s request, provided however that the Co-Managers may retain a copy of such records.  The Co-Managers further agree to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Co-Managers pursuant to Paragraph 2 hereof.

6.             During the term of this Agreement, the Co-Managers shall pay the following expenses:

(i)                                     the salaries and expenses of all Trustees, officers and employees of the Fund and the Co-Managers, except the fees and expenses of Trustees who are not affiliated persons of the Co-Managers or any Subadviser,

(ii)                                  all expenses incurred by the Co-Managers in connection with managing the ordinary course of the Fund’s business, other than those specifically assumed by the Fund herein, and

(iii)                               the fees, costs and expenses payable to each Subadviser pursuant to a Subadvisory Agreement.

The Fund assumes and will pay the expenses described below:

(a)           the fees and expenses incurred by the Fund or any Portfolio in connection with the management of the investment and reinvestment of its assets,

(b)           the fees and expenses of Fund Trustees who are not “interested persons” of the Fund within the meaning of the 1940 Act,

(c)           the fees and expenses of the Custodian that relate to (i) the custodial function and the recordkeeping connected therewith, (ii) preparing and maintaining the general accounting records of the Fund and the provision of any such records to the Co-Managers useful to the Co-Managers in connection with the Co-Managers’ responsibility for the accounting records of the Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, (iii) the pricing or valuation of the shares of the Fund, including the cost of any pricing or valuation service or services which may be retained pursuant to the authorization of the Board of Trustees of the Fund, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund’s securities,

(d)           the fees and expenses of the Fund’s Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account,

(e)           the charges and expenses of legal counsel and independent accountants for the Fund,

(f)            brokers’ commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions,

(g)           all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,

(h)           the fees of any trade associations of which the Fund may be a member,

(i)            the cost of certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund,

(j)            the cost of fidelity, directors’ and officers’ and errors and omissions insurance,

(k)           the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, and paying notice filing fees under state securities laws, including the preparation and printing of the Registration Statement and the Fund’s prospectuses and statements of additional information for filing under federal and state securities laws for such purposes,

(l)            allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders in the amounts necessary for distribution to the shareholders,

(m)          litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and

(n)           any expenses assumed by the Fund pursuant to a distribution and/or service plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

7.             For the services provided and the expenses assumed by the Co-Managers pursuant to this Agreement, the Fund will pay to ASISI as full compensation therefore a fee at the annual rate(s) as described on the attached Schedule A with respect to the average daily net assets of the Fund.  This fee will be computed daily, and will be paid to ASISI monthly. The Fund shall not pay any fee or other compensation to PI for the services provided and the expenses assumed pursuant to this Agreement.  Provided, however, that upon any dissolution, liquidation or merger of ASISI into PI, or in the event that ASISI is unable for any reason to perform its duties as specified in this Agreement, PI shall be entitled to receive the same fees as formerly paid by the Fund to ASISI subject to the performance of the obligations of the Co-Managers hereunder.

8.             The Co-Managers shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that the Co-Managers shall be jointly and severally liable for any loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on either Co-Manager’s part in the performance of their duties or from reckless disregard by either Co-Manager of their obligations and duties under this Agreement.  Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Fund may have under applicable law.

9.             This Agreement shall continue in effect as to each Portfolio for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund or any Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio, or by the Co-Managers at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party.  This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.           Nothing in this Agreement shall limit or restrict the right of any officer or employee of the Co-Managers who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Co-Managers to engage in any other business or to render services of any kind to any other corporation, firm, individual or association; provided that nothing in this paragraph 10 shall relieve the Co-Managers from the performance of any obligation hereunder.

11.           Except as otherwise provided herein or authorized by the Board of Trustees of the Fund from time to time, the Co-Managers shall for all purposes herein be deemed to be independent contractors, and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund or any Portfolio.

12.           During the term of this Agreement, the Fund agrees to furnish the Co-Managers at their respective principal offices all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Co-Managers prior to use thereof and not to use such material if the Co-Managers reasonably object in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Co-Managers copies of any of the above- mentioned materials which refer in any way to the Co-Managers.  Sales literature may be furnished to the Co-Managers hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.  The Fund shall furnish or otherwise make available to the Co-Managers such other information relating to the business affairs of the Fund as the Cop-Managers at any time, or from time to time, reasonably request in order to discharge its obligations hereunder.

13.           This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

14.           Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid to the respective addresses indicated below; provided that any party may, by written notice to the others, designate a different recipient or address for such party:

If to the Co-Managers:	Prudential Investments LLC Gateway Center Three 100 Mulberry Street, 4th Floor Newark, NJ 07102-4077 Attention: President

and

American Skandia Investment Services, Inc. One Corporate Drive Shelton, CT 06484 Attention:

If to the Fund:
American Skandia Trust One Corporate Drive Shelton, CT 06484 Attention:

Copy to:

Prudential Investments LLC Gateway Center Three 100 Mulberry Street, 4th Floor Newark, NJ 07102-4077 Attention: President

15.           This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16.           The Fund may use the name “                      Portfolio” or any name including the word “Prudential,” “Skandia,” “AST,” or “American Skandia” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Co-Managers’ business as Co-Managers or any extension, renewal or amendment thereof remain in effect.  At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Co-Managers, or any organization which shall have so succeeded to such businesses.  In no event shall the Fund use the name “                       Portfolio.” or any name including the word “Prudential,” “Skandia,” “AST,” or “American Skandia” if the Co-Managers’ functions are transferred or assigned to a company of which The Prudential Insurance Company of America does not have control.  Further provided, that the Fund’s right to use the words “Skandia,” “AST,” or “American Skandia” shall also be subject to the terms, conditions, restrictions and limitations governing the use of such words as set forth in any licensing or similar agreement(s) that may then be in effect between Prudential Financial, Inc. and Skandia Insurance Company Ltd. Or their successors or assigns.

17.           Liability of the Trustees and Shareholders.  A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument are not binding upon any of the Trustees or shareholders individually but is binding only upon the assets and property of the Trust.

18.           Questions of Interpretation.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the ICA, shall be resolved by reference to such term or provision of the ICA and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the ICA.  In addition, where the effect of a requirement of the ICA, reflected in any provision of this Agreement, is related by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this instrument to be executed by their officers designated below as of the day and year above written.

AMERICAN SKANDIA TRUST

By:

PRUDENTIAL INVESTMENTS LLC

By:

AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED

By:

Schedule A

Portfolio	Proposed Investment Management Fee Rate
AST Schroders Multi-Asset World Strategies Portfolio	1.10%

ADVANCED SERIES TRUST

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

TWO EASY WAYS TO VOTE YOUR BALLOT!

TELEPHONE:   Call [Phone Number] and follow the recorded instructions.

MAIL:   Vote, sign, date and return your voting instruction card by mail.

SPECIAL MEETING OF SHAREHOLDERS — June 23, 2008
VOTING INSTRUCTION CARD

VOTING INSTRUCTION FORM

AST AMERICAN CENTURY STRATEGIC ALLOCATION PORTFOLIO

The undersigned hereby instructs Prudential Annuities Life Assurance Company, Pruco Life Insurance Company, or Pruco Life Insurance Company of New Jersey, as applicable (the Insurance Company), to vote all shares of the AST American Century Strategic Allocation Portfolio, a series of Advanced Series Trust, attributable to the undersigned’s variable contract or interest therein at the Special Meeting of Shareholders on June 23, 2008 at 10 a.m. Eastern Time, and at any adjournments thereof, as indicated on the reverse side of this Voting Instruction Card.

IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE PROPOSAL.  If you fail to return this Voting Instruction Card, or if you do not sign your Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account.

Dated:

Signature	(Sign in the Box)

Please sign exactly as your name appears to the left

VOTING INSTRUCTION FORM	VOTING INSTRUCTION FORM

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
X
PLEASE DO NOT USE FINE POINT PENS.

The Board of Trustees of Advanced Series Trust recommends voting FOR each proposal.

		FOR	AGAINST	ABSTAIN

1.	To approve an increase in the investment management fee rate paid to Prudential Investments LLC and AST Investment Services, Inc. by the AST American Century Strategic Allocation Portfolio	☐	☐	☐
2.

To approve a revision to the AST American Century Strategic Allocation Portfolio’s fundamental investment restriction relating to borrowing in order to permit the Portfolio to borrow money to the extent permitted by the Investment Company Act of 1940, including for investment purposes.

		☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.